                                                                    EXHIBIT 10.6


         THE WARRANT REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS.

                                ACR GROUP, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

         No. 4                                                   750,000 Shares

         BY THIS WARRANT (this "Warrant"), ACR Group, Inc., a Texas corporation (the "Company"), certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Catalyst Fund, Ltd., a Texas limited partnership (along with its registered assigns, the "Holder"), is entitled to subscribe for and purchase from the Company, subject to the terms and conditions set forth herein, at any time on or after the date hereof but prior to 5:00 p.m. (Houston, Texas time) on August 26, 2001, unless otherwise extended as provided herein, or, if such date is not a business day, the next succeeding business day (the "Exercise Period"), 750,000 (subject to adjustment as set forth herein) fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), at a price equal to the exercise price per share, initially $.58594 (subject to adjustment as set forth herein) per share (the "Exercise Price").

         1. EXERCISE OF WARRANT; COMPANY OFFICE. This Warrant may be exercised at any time or from time to time during the Exercise Period as to the entire number or any lesser number of whole Shares, by the surrender of this Warrant to the Company at its office at 3200 Wilcrest, #440, Houston, Texas 77042 or such other place as is designated in writing by the Company pursuant to this Section 1, together with (a) a duly executed election in substantially the form of Exhibit A attached hereto and made a part hereof for all purposes and (b) a wire transfer or a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares of Common Stock covered by such election. For so long as this Warrant is outstanding, the Company shall continue to maintain an office in the State of Texas where notices, presentations and demands in respect of this Warrant may be made upon it and shall notify the Holder in writing at least 15 days before changing the location of any such office.

         2. STOCK OWNERSHIP; STOCK CERTIFICATES; PARTIAL EXERCISE. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or certificates representing such Shares shall not then have been actually delivered to the Holder. As soon as possible after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise issued in such denominations as may be specified by the Holder and registered in the name of the Holder or, subject to Section 9, such other name or names as shall be designated in the Holder's election to exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). The Company will, at the time of each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

         3. COMPANY RECORDS; TRANSFEROR ASSIGNMENT OF WARRANT. Exchange of Warrant. Any warrants issued in connection herewith or in substitution herefor, upon complete or partial transfer, assignment or exercise (the "Warrants") shall be numbered and shall be registered in the warrant register of the Company (the "Warrant Register") as they are issued. The Company shall treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes, except that if the Warrant is properly transferred or assigned and notice of such transfer or assignment is given to the Company, the Company shall treat the transferee or assignee as the owner thereof for all purposes (or, if such transfer or assignment is properly made in blank, the Company shall treat the bearer of this Warrant as the owner thereof for all purposes). Should the Holder enter into a written agreement to sell this Warrant to any Person, the Company shall have a right of first refusal to purchase this Warrant from the Holder upon the same terms and conditions set forth in such agreement. Such right of first refusal must be exercised (by written notice to the Holder), and the purchase of this Warrant must be consummated, if at all, within 45 days of receiving notice of the Holder entering into such agreement. If such 45 day period expires without the exercise of such right and the purchase of this Warrant by the Company, the Holder shall be free to sell this Warrant to such Person without any liability whatsoever to the Company. Upon exercise of such right of first refusal or the expiration of such 45 day period without the Company exercising, such right of first refusal, the Warrant shall be transferred by the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced if requested by the Company in its reasonable discretion. The Company shall immediately register all assignments and transfers in the Warrant Register, and, upon any registration of assignment or transfer, the Company shall deliver a new

Warrant or Warrants to the person or entity entitled thereto on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder). A Warrant, if properly transferred or assigned, may be exercised by a subsequent Holder without having a new Warrant issued. The Warrants may be exchanged at the option of the Holder thereof for another Warrant, or other Warrants, of different denominations and representing in the aggregate the right to purchase the same number of Shares of Common Stock on the terms and conditions set forth herein (including all changes and adjustments that have occurred hereunder) upon surrender to the Company or its duly authorized agent. All provisions of this Section 3 shall be subject to
Section 13.

         4. RESERVED STOCK. The Company shall reserve and keep available at all times solely for the purpose of providing for the exercise of this Warrant the maximum number of Shares of Common Stock as to which this Warrant may then be exercised. All such Shares shall be duly authorized and free of preemptive rights and, when issued upon such exercise, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof.

         5.      CERTAIN ADJUSTMENTS.

                 (a) Number of Shares; Exercise Price. The number of Shares of Common Stock which the Holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of Shares of Common Stock which would otherwise (but for the provisions of this Section 5) be issuable upon such exercise, as designated by the Holder hereof, by a fraction of which
         (i) the numerator is $.58594 and (ii) the denominator is the Exercise Price in effect on the date of such exercise. The Exercise Price shall be adjusted and readjusted from time to time as provided in this
         Section 5 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this
         Section 5.

                 (b) Issuance of Additional Shares of Common Stock or Certain Convertible Securities. If the Company shall issue any Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the fair market value price per share of Common Stock (as determined by the Board of Directors of the Company) in effect immediately prior to such issuance, the Exercise Price in effect immediately prior to each such issuance shall immediately (except as otherwise expressly provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance by the quotient determined by dividing (1) the sum of (x) the product of the total number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the fair market value per share of Common Stock (as determined by the Board of Directors of the Company) in effect immediately prior to such issuance, and (y) the product of the total number of shares of Common Stock issued pursuant to such issuance multiplied by the consideration per share of Common Stock received under such issuance by (2) the number of shares of Common Stock outstanding immediately after such issuance multiplied by the fair market value price per share of Common Stock (as determined by the Board of Directors of the Company) in effect immediately prior to such issuance

         For the purposes of any adjustment of the Exercise Price pursuant to this Section 5(b), the following provisions shall be applicable:

                          (A) Cash. In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof

                          (B) Consideration Other Than Cash. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities of the Company that by their terms are exchangeable for such Common Stock), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company and irrespective of any accounting treatment; provided, that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price (as hereinafter defined) of the shares of Common Stock being issued as of the date on which the Board of Directors authorizes the issuance of such shares.

                          (C) Options and Convertible Securities. In the case of the issuance of (i) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (ii) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable), or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable) other than Excluded Stock:

                                  (1)      the aggregate maximum number of
                          shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B) above), if any, received by the Company upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the

                          Common Stock covered thereby;

                                  (2)      the aggregate maximum number of
                          shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (A) and (B) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof,

                                  (3)      on any change in the number of
                          shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price as then in effect shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                                  (4) on the expiration or cancellation of any such options, warrants or rights or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Exercise Price shall have been adjusted upon the issuance thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                                  (5)      if the Exercise Price shall have
                          been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof

                          (D)     Excluded Stock. "Excluded Stock" shall mean
                 (1) up to 200,000 shares of Common Stock to be issued from time to time to directors, officers, employees, consultants, advisors, independent contractors and agents of the Company pursuant to stock options, employee benefit plans or otherwise together with any such shares that are repurchased by the Company and reissued to any such recipient, (2) shares of Common Stock to be issued from time to time pursuant to stock options granted by the Company prior to April 14, 1997, (3) up to 25,985 shares of Common Stock to be to A. Stephen Trevino, (4) up to 550,000 shares of Common Stock which may be issued to Alex Trevino, Jr. pursuant to that certain employment agreement entered into between the Company and Alex Trevino, Jr. dated as of May 17, 1993, (5) up to 500,000 shares of Common Stock to be issued from time to time pursuant to the 1996 Stock Option Plan of the Company, (6) up to 1,000,000 shares of Common Stock to be issued pursuant to warrants Issued by the Company to St. James Capital Partners, L.P., a Delaware limited partnership ("St. James"), or its assigns, and (7) shares of Common Stock to be issued to St. James, or its assigns, pursuant to private placement purchases by St. James of either Common Stock or debt instruments of the Company which are convertible into Common Stock, in an aggregate amount not to exceed $5,000,000. All shares of Excluded Stock that the Company has reserved for issuance shall be deemed to be outstanding for all purposes of computations under this Section 5(b).

                 (c) Stock Dividends, Subdivisions, Reclassifications or Combinations.

         If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant who exercises this Warrant after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

                 (d) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidence of indebtedness of the Company or any subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in Section 5(c) above) or (iv) of rights or warrants (excluding those referred to in Section 5(b)), in each case the Exercise Price in effect immediately prior thereto shall be multiplied by the &action determined by dividing (A) an amount equal to the difference resulting Tom (x) fair market value price per share of Common Stock on such record date, less (y) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed divided by the number of shares of Common Stock outstanding on such record date, by (B) the fair market value price per share of Common Stock on such record date. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidence of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price which would then be in effect if such record date had not been fixed.

                 (e) Other Dilutive Events. In case any event shall occur as to which the provisions of this Section 5 are not strictly applicable but the failure to make any adjustment relating thereto would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this
         Section 5, then, in each such case, the Company shall immediately make all adjustments necessary to preserve, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this Section 5 and shall also immediately appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company if they satisfy such standard), which shall give their opinion that such adjustment, if any, preserves, without dilution, the purchase rights represented by this Warrant on a basis consistent with the intent and principles established in this Section 5. Upon receipt of such opinion, the Company will immediately deliver a copy thereof to the Holder of this Warrant. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in carrying out all of such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (iii) will not take any action that results in any adjustment of the Exercise Price if the total number of Shares of Common Stock issuable after such action upon the exercise of all of the Warrants would exceed the total number of Shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

                 (f) Size of Adjustment; Rounding. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($.01) in such price; provided, however, that any adjustment that is thereby not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

                 (g) Notice. Whenever there shall be an adjustment as provided in this Section 5, the Company shall within three (3) days cause written notice thereof to be given to the Holder, which notice shall be accompanied by an officer's certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. However, the failure by the Company to satisfy its obligations under this Section 5(g) shall not in any manner affect or alter the rights of the Holder under this Warrant.

                 (h) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of Warrants. If any fraction of a share would be issuable upon the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair value of such share of Common Stock (as determined in good faith by the Board of Directors of the Company but not less than the fair market value) on the date of exercise of the Warrant.

                 (i) Current Market Price. The Current Market Price at any date shall mean, in the event the Common Stock is publicly traded, the average of the daily closing prices per share of Common Stock for 30 consecutive trading days ending no more than 5 trading days before such date (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 trading day period), as determined by the Board of Directors of the Company. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the closing sale price for such day reported by NASDAQ, if the Common Stock is traded over-the-counter and quoted in the National Market System, or if the Common Stock is so traded, but not so quoted, the average of the closing reported bid and asked prices of the Common Stock as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Price per share of Common Stock shall be deemed to be the fair value as determined by the Board of Directors of the Company in good faith and irrespective of any accounting treatment.

                 (j) Treasury Stock. For the purposes of this Section 5, the sale or other disposition of any Common Stock theretofore held in the Company's treasury shall be deemed to be an issue thereof

                 (k) Valid Issuance. All shares of Common Stock which may be issued upon the exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

         6. PREEMPTIVE RIGHTS. If the Company shall issue any Shares of Common Stock, rights, options, or warrants to purchase Shares of Common Stock, or securities of any type whatsoever that are, or may become, convertible into Shares of Common Stock (collectively, "New Securities," which term shall exclude any Excluded Stock), the Holder of this Warrant shall be entitled to purchase its pro rata share of all or any part of such New Securities as provided in this Section 6. For purposes of this Section 6, the term "pro rata share" shall mean such share as would be necessary to permit the Holder to maintain a percentage interest in the Company (determined on a fully diluted basis assuming the exercise of any and all outstanding options or warrants and the conversion of any securities convertible into Shares of Common Stock) equal to the Holder's percentage interest in the Company immediately prior to such issuance of New Securities (determined on a fully diluted basis). In the event the Company proposes to undertake an issuance of New Securities, it shall give the Holder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The Holder shall have 30 days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event the Holder fails to exercise such right of purchase within said 30-day period, the Company shall have 90 days thereafter to complete the sale of the New Securities at the price and upon terms no more favorable to the purchasers of such New Securities than those specified in the Company's notice to the Holder. In the event the Company has not sold the New Securities within such 90-day period, the Company shall not thereafter issue or sell any of such New Securities without first complying with the terms of this Section 6.

         7.      PUT OPTIONS.

                 (a) Option based on Purchase Offer for Assets. The Company shall notify the Holder promptly, and in any event within five days of receipt, of any bona fide written offer received by the Company for the purchase of all or substantially all of the Company's assets or its stock (each an "Offer"). Should the Company determine that an Offer is unacceptable, the Holder shall have the option to require the Company to purchase this Warrant and/or the Shares of Common Stock issued pursuant hereto (or any portion thereof) at a price determined by multiplying (i) the total consideration offered for the Company's assets or stock, as applicable, under such Offer, multiplied by, if such Offer is for less than all of the Company's assets or stock, as applicable, a &action, the numerator of which is the market value of all of the Company's assets or stock, as applicable, as determined by the board of directors of the Company, which number shall in no event be less than the total consideration offered under the Offer, and the denominator of which is the total consideration offered under the Offer, by (ii) the percentage ownership of the Common Stock of the Company represented by this Warrant and the Shares of Common Stock issued pursuant hereto that the Holder wishes to require the Company to purchase under this Section 7(a) (expressed as a decimal and calculated on a fully diluted basis). The price to be paid to the Holder shall be reduced if the Holder has elected to require the Company to purchase any unissued Shares of Common Stock evidenced by this Warrant by an amount equal to (iii) the Exercise Price then in effect, multiplied by (iv) the number of unissued Shares of Common Stock evidenced by this Warrant that the Holder has elected to require the Company to purchase. Unless otherwise agreed to in writing by the Holder, the required purchase price shall be payable in cash within 60 days of the Company's receipt of notice of the Holder's election to require the Company to purchase this Warrant and/or the Shares of Common Stock issued pursuant hereto (or any portion thereof) under this Section 7(a). If at any time the Company has not paid the required purchase price after the Holder has exercised its option under this Section 7(a), the Holder, in addition to having the right to enforce the payment of such required purchase price, shall also have the right, if the Company shall after the receipt of such first Offer receive a later Offer that the Holder deems more favorable than such first Offer, to rescind its election under the first Offer and require the Company to purchase this Warrant and/or the Shares of Common Stock issued pursuant hereto (or any portion thereof) under the terms of such later Offer in accordance with the terms and procedures set forth above. This option shall be a continuing option, exercisable as many times as the Holder shall choose, and shall continue and remain until the Holder has sold all unissued Shares of Common Stock evidenced by this Warrant and all Shares of Common Stock issued hereunder to the Company.

                 (b) General Option. At any time after the period beginning on May 26, 1996, upon 90 days prior written notice to the Company (such notice being herein referred to as the "Put Notice"), provided the Company's stock is no longer publicly traded, the Holder shall have the option to require the Company to purchase this Warrant and/or the Shares of Common Stock issued pursuant hereto (or any portion thereof) for a price equal to the product of (i) the percentage ownership of the Common Stock of the Company represented by this Warrant and the Shares of Common Stock issued pursuant hereto that the Holder wishes to require the Company to purchase under this
         Section 7(b) (expressed as a decimal and calculated on a fully diluted basis), and (ii) the greater of the following values, all calculated as of the last day of the month immediately preceding the date the Put Notice is delivered to the Company (A) 150% of the net book value of the Company, (B) 400% of the earnings before interest, taxes, depreciation and amortization (less any outstanding funded debt to The Catalyst Fund, Ltd. and other lenders) ("EBITDA") of the Company for the preceding 24 month period ended on the last day of the month immediately preceding, the date the Put Notice is delivered to the Company, or (C) at the option of the Holder, the appraised value of the Company. The appraised value of the Company shall be determined as of the last day of the month immediately preceding the date the Put Notice is delivered to the Company in the following manner: First, the Holder shall select and pay for an appraisal of the Company performed by a certified appraiser (the "First Appraisal"). The appraised value of the Company as determined by the First Appraisal shall be binding upon the Company and the Holder as the appraised value of the Company unless the Company shall notify the Holder in writing of its objection to such appraised value within 30 days of the Company's receipt of notice of such appraised value (the "First Appraisal Notice"). If the Company so notifies the Holder, the appraised value of the Company determined by the First Appraisal shall nevertheless remain the appraised value of the Company unless the Company shall pay for and obtain a second appraisal of the Company from a certified appraiser (the "Second Appraisal") and deliver such Second Appraisal to the Holder within 30 days of receipt of the First Appraisal Notice. If the Company complies with the requirements of the preceding sentence, the Second Appraisal shall be binding upon the Company and the Holder as the appraised value of the Company unless the Holder shall notify the Company of its objection to such Second Appraisal within 30 days of the Holder's receipt of the Second Appraisal. If the Holder so notifies the Company, the Company and the Holder shall appoint a third certified appraiser to determine the value of the company, and if the Company and the Holder cannot reach an agreement as to such third certified appraiser, the Company and the Holder shall appoint a third party to appoint a third certified appraiser, which determination of appraiser shall be binding upon the Company and the Holder. The appraisal determined by such third appraiser (the "Third Appraisals) shall be binding upon the Company and the Holder and shall be the appraised value of the Company. The Company and the Holder shall bear equally all costs of such Third Appraisal. The price to be paid to the Holder shall be reduced if the Holder has elected to require the Company to purchase any unissued Shares of Common Stock evidenced by this

         Warrant by an amount equal to (iii) the Exercise Price then in effect, multiplied by (iv) the number of unissued Shares of Common Stock evidenced by this Warrant that the Holder has elected to require the Company to purchase. Unless otherwise agreed to in writing by the Holder, the required purchase price shall be payable in cash within 75 days of the Company's receipt of notice of the Holder's election to require the Company to purchase unissued Shares of Common Stock evidenced by this Warrant and/or Shares of Common Stock issued pursuant hereto (or any portion thereof) under this Section 7(b). This option shall be a continuing option, exercisable as many times as the Holder shall choose, and shall continue and remain until the Holder has sold all unissued Shares of Common Stock evidenced by this Warrant and all Shares of Common Stock issued hereunder to the Company.

                 (c) Purchase by Third Party. At the option of the board of directors of the Company, the Company may allow all, or any portion greater than 25 percent, of the Warrant or any Common Stock required to be purchased by the Company pursuant to Section 7(a) or 7(b) above, to be purchased directly by any of the Company's shareholders provided, however, that should any of the Company's shareholders fail to make payment of the required purchase price on the designated purchase date, the Company shall be required to purchase such portion of this Warrant or such Common Stock intended to be purchased by such shareholders of the Company.

         8. CERTAIN CORPORATE EVENTS OR ACTIONS.

                 (a) Consolidation, Merger, Etc. In case of any consolidation with or merger of the Company with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity), or in case of any sale, lease or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, such successor, purchasing, leasing or receiving corporation or other entity, as the case may be, shall, prior to and as a condition to the occurrence of such event, (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if needed, in order to effect such agreement. Such agreement shall provide for adjustments which shall be equivalent to the adjustments in Section 5.

                 (b) Reclassification, Etc. In case of any reclassification or change of the Shares of Common Stock issuable upon exercise of this Warrant or in case of any consolidation or merger of another corporation or other entity with or into the Company in which the Company is the continuing corporation (other than as a subsidiary of another corporation or other entity) and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares of Common Stock, the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of Shares of Common Stock into which this Warrant would have been exercisable immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as determined by the Board of Directors of the Company in good faith) shall be made for adjustments which shall be equivalent to the adjustments in Section 5.

         9. CERTAIN RESTRICTIONS. Notwithstanding the adjustment provisions contained in this Warrant, the Company shall not take any of the following actions without first receiving the express written consent of the
Holder:

                 (a) Except for the issuance of up to 550,000 shares of Common Stock which may be issued to Alex Trevino, Jr. pursuant to that certain employment agreement entered into between the Company and Alex Trevino, Jr. dated as of May 17, 1993, issue Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities of the Company that by their terms are exchangeable for such Common Stock).

                 (b) Make a distribution to all holders of shares of its Common Stock of (i) shares of any class other than its Common Stock, (ii) evidence of indebtedness of the Company or any subsidiary, or (iii) assets (excluding cash dividends or distributions, and dividends or distributions referred to in Section 5(c)), or (iv) of rights or warrants (excluding those referred to in Section 5(b).

                 (c) Enter into any consolidation with or merger with or into another corporation or other entity (except for a merger or consolidation in which the Company is the continuing corporation other than as a subsidiary of another corporation or other entity), or enter into any sale, lease or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety.

         10. EXTENSION OF EXPIRATION DATE. If the last scheduled payment date for the repayment of outstanding indebtedness under any of those certain promissory notes (the "Notes"), dated April 14, 1997 executed by West Coast HVAC Supply, Inc., a Texas corporation, in the aggregate original principal amount of $450,000 and the others of which are each dated May 26, 1993 executed by ACR Supply, Inc., a Texas corporation, Fabricated Systems, Inc., a Texas corporation, and Heating and Cooling Supply, Inc., a Nevada corporation, and payable to the order of The Catalyst Fund, Ltd., a Texas limited partnership, in the aggregate original principal amount of $1,000,000 shall be extended beyond August 26, 2001, then the expiration date of this Warrant shall also be likewise extended to the date that is equal to the latest of the last scheduled payment dates under any of the Notes. Notwithstanding the preceding sentence, in the event the entire amount of principal and interest on the Notes is fully repaid prior to August 26, 2001, then the expiration date of this Warrant shall expire thirty (30) days after the date of such payment; provided, however, that under no circumstances shall the expiration date be earlier than May 26, 1999; and further provided that if the date of the complete payment of all of the Notes is during the time period of April 27, 1999 through May 26, 1999, then the Warrant expiration date shall occur thirty (30) days after such payment date. Additionally, if the Holder has exercised any put option under Section 7 of this Agreement and (a) the Company is financially unable, or in any event fails, to timely pay all of the required purchase price under Section 7, or (b) or any creditor of the Company has indicated to the Holder or the Company that the payment of such required purchase price would be a default under the Company's indebtedness to such creditor, then the expiration date of this Warrant shall be extended to the date that is three and one-half years beyond the then expiration date of this Warrant for any portion of this Warrant not purchased by the Company (including any portion of this Warrant that the Holder has not required the Company to purchase under Section 7), and the Holder shall be deemed to have retracted its exercise of such put option; provided, however, that such retraction shall be without prejudice to the Holder, and the Holder shall be entitled, at any time thereafter prior to the expiration of this Warrant, to re-exercise such put option upon the same term is of the prior exercise thereof upon the terms and conditions set forth in Section 7.

         11. CERTAIN NOTICES. In case at any time the Company shall propose or have knowledge of any proposal,

                 (a) to pay any dividend or make any distribution on Shares of Common Stock or to fix a record date for the making of any such dividend or distribution to holders of Common Stock; or

                 (b) to take, or fix a record date for, any action that would result in any adjustment to the Exercise Price pursuant to Section 5; or

                 (c) to effect any reclassification or change of outstanding Shares of Common Stock, or consolidation or merger, or sale, lease or conveyance of property, of the type addressed in
         Section 8; or

                 (d) to effect any voluntary or involuntary liquidation, dissolution or winding up of the Company;

then, and in any one or more of such cases, the Company shall give written notice thereof to the Holder at least 30 days prior to the date on which (i) the books of the Company shall close or a record date shall be set, for any such action described in Section 11 (a) or (b) or (ii) such reclassification, change, consolidation, merger, sale, lease, conveyance, liquidation, dissolution or winding-up shall be effective, as the case may be.

         12. EXPENSES. The Company shall pay all costs, fees, taxes (other than stock transfer taxes) and expenses payable in connection with the preparation, issuance and delivery from time to time of Warrants and of Shares of Common Stock issued upon the exercise of Warrants.

         13. RESTRICTIONS ON TRANSFER. This Warrant and the Shares of Common Stock or other securities issued upon exercise of this Warrant shall be subject to a stop-transfer order (except with respect to a transfer by the original Holder of this Warrant to its partners) and the certificate or certificates evidencing any such Shares or securities shall bear the following legend, unless in the opinion Of counsel to the Holder exercising any Warrant such legend is not required in order to comply with the Securities Act of 1933, as amended (the "Securities Act"), which opinion shall be reasonably satisfactory to the Company, or unless the offering and sale of the Shares or other securities issued upon exercise of the Warrants have been registered under the Securities Act, and in each such case such restriction on transfer and legend shall be removed:

         "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF counsel REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT AND LAWS."

         14. REGISTRATION OF COMMON STOCK, LISTING. If any Shares of Common Stock required to be reserved for purposes of exercise of this Warrant required registration with or approval of any governmental authority under any federal or state law before such Shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, cause such Shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed for trading, the Company will, at its expense, obtain promptly and maintain the approval of all securities exchanges (including, for this purpose, NASDAQ and the NASDAQ National Market System) on which the Common Stock is listed for trading for an additional listing, upon official notice of issuance, of the Shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance.

         15. AVAILABILITY OF INFORMATION. (a) If the Company shall have filed a registration statement pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a registration statement pursuant to the Securities Act, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act (or, if the Company is not required to so comply and it shall have so filed such a registration statement, it will make publicly available the information specified by Rule 144(c)(2) under the Securities Act) and will comply with all other public information reporting requirements of the Securities and Exchange Commission (the "Commission") (including Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any restricted securities (as defined in the Securities Act) or the sale of securities by affiliates (as defined in the Securities Act). The Company will also cooperate with each holder of any restricted securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any restricted securities or the sale of securities by affiliates. The Company will furnish to each Holder of a Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission. The Company will also furnish each Holder with copies of all minutes of all meetings of the Company's board of directors or any committee thereof, forthwith after such minutes have been prepared.

         (b) The Holder agrees to accept and maintain on a confidential basis as provided in this Section 15(b), all information obtained by it pursuant to Section 15(a) or otherwise under this Agreement (such information is referred to for purposes of this Section 15(b) as "Information"). The Holder agrees that unless it receives the express written permission of the Company or is otherwise required to make disclosure by law, a regulation of a national stock exchange or any other industry self-regulating body (referred to collectively for purposes in this Section 15(b) as "Law"), the Holder will not disclose, publish or reveal any of the Information except to those of its employees, agents or representatives as have a need to know and who have agreed to maintain the confidentiality of the Information. Except as may be required by Law, the Holder will not disclose any of the Information to third parties. The Holder agrees, and it will advise all employees, agents and representatives who have access to the Information, that the United States securities laws may prohibit any Person who has received material, non-public information with respect to an issuer from purchasing or selling securities of such issuer or from communicating such information to any other Person. The responsibility of the Holder with respect to Information received from Company and/or its subsidiaries shall terminate as to such of the Information as becomes public knowledge by publication or general knowledge in the trade through no fault of the Holder, its employees, agents or representatives. Notwithstanding anything to the contrary in this Section 15(b), the Holder may,
(i) with respect to any prospective purchaser of the Warrant (or any portion thereof) that is not a direct competitor of the Company or any of its subsidiaries (each such prospective purchaser being hereinafter referred to as a "Company Competitors), after written notice to the Company on or before the 10th day prior to disclosure, disclose Information to any such prospective purchaser; provided, however, that the Holder may immediately disclose Information to any such Person upon the occurrence and continuance of any Event of Default (as such term is defined in that certain Note Agreement of even date herewith to which the Company and the Holder are parties (among other parties) (the "Note Agreement"); (ii) with respect to any prospective purchaser of the Warrant (or any portion thereon that is a Company Competitor, upon the occurrence and continuance of any Event of Default (as such term is defined in the Note Agreement), disclose Information to any such prospective purchaser;
(iii) disclose Information to the Holder's legal counsel or auditors, so long as such disclosures are held in confidence by the recipients thereof, and (iv) so long as The Catalyst Fund, Ltd. is a Person constituting the Holder, disclose information to any Person who is an equity investor in The Catalyst Fund, Ltd.

         16. LOSS, THEM, ETC. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, the Company shall execute and deliver to the Holder thereof a new Warrant in the form and substance of the lost, stolen, destroyed or mutilated Warrant (including all changes and adjustments that have occurred hereunder).

         17. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company or as imposing any obligation upon such Holder to purchase any securities or as imposing any liability upon such Holder as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company at law or in equity.

         18. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas.

         19. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise; provided, however, that (i) the Company shall not seek specific enforcement of its rights under this Warrant unless the Holder is acting in contravention of its obligations or outside of its rights under this Warrant and (ii) the Company hereby agrees to indemnify and hold harmless the Holder from any costs, liabilities, losses or expenses incurred by the Holder caused by or otherwise associated with a claim by the Company for specific enforcement of its rights under this Warrant if such claim is not a claim permitted to be made pursuant to clause (i) immediately preceding.

         20. NOTICES. All notices and other communications provided for herein shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, to the address of such Holder as set forth in the Warrant Register or to such other address as such Holder has notified the Company of in writing, or
(b) if to the Company, to the address set forth in Section 1 or to such other address as the Company has notified such Holder of pursuant to Section 1 and this Section 20; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1. All notices given pursuant to this Warrant shall be deemed to be effective upon receipt thereof by the party to whom such notice is addressed.

         21. REPRESENTATIONS AND WARRANTIES. In order to induce the acquisition of this Warrant by the Holder, the Company hereby represents and warrants to the Holder that the representations and warranties of the Company contained in the Note Agreement are true and correct in all respects as of the date hereof (with all references in such representations and warranties to the "Note" or "Notes" mean in this Warrant and all references in such representations and warranties to the "Subject Documents" meaning this Warrant and the

Registration Rights Agreement of even date herewith between the Company and the Holder. The Holder hereby represents and warrants to the Company that it has not purchased or sold any securities of the Company within the 60-day period preceding the date hereof.

         22. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law that shall render any provision hereof prohibited or unenforceable in any respect. The section and paragraph headings used in this Warrant are inserted for convenience only and shall not be used for any interpretive purpose.

         THIS WARRANT IS ISSUED IN SUBSTITUTION FOR AND REPLACEMENT OF THAT CERTAIN WARRANT NO. 2 ISSUED BY THE COMPANY TO THE HOLDER DATED OCTOBER 6, 1996, SUCH WARRANT NO. 2 BEING HEREBY DEEMED CANCELLED.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary.

Dated: April 14, 1997                      ACR GROUP, INC.



                                           By: /s/ ALEX TREVINO, JR
                                               -------------------------
                                               Alex Trevino, Jr.
                                               President



Attest:

/s/ ANTHONY R. MARESCA
-------------------------------
Anthony R. Maresca, Secretary

                              EXHIBIT A TO WARRANT

To:      ACR Group, Inc.
         3200 Wilcrest, #440
         Houston, Texas 77042



                              ELECTION TO EXERCISE

         The undersigned hereby exercises his or its rights to subscribe for _____________ Shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $_______________ in accordance with the terms thereof, and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person[s] at the following address[es]:

      ----------------------------------------------------------------
      ----------------------------------------------------------------
      ----------------------------------------------------------------
      (Print Address[es] and Social Security Number[s] or Employer Identification Number[s] as applicable)

         and, if said number of shares shall not be all the shares covered by the within Warrant, that a new Warrant for the balance remaining of the shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Date:                                   Name:
     --------------------                    -----------------------------
                                                        (Print)



                                        ----------------------------------
                                                      (Signature)



                                        Address:
                                                --------------------------

                                                --------------------------

                                                --------------------------